UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒                   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑   Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material Pursuant to §240.14a-12

ERHC ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ERHC ENERGY, INC.
5444 Westheimer Road, Ste. 1440
Houston, Texas 77056
(713) 626-4700

October 13, 2015

TO OUR SHAREHOLDERS:

You are cordially invited to attend a special meeting of our shareholders to be held at Norris Conference Centers - Houston/Westchase, 9990 Richmond Ave., South Bldg., Ste. 102, Houston, Texas 77042 on December 15, 2015, at 3:00 p.m. local time.

We have enclosed a Notice of Special Meeting of Shareholders and Proxy Statement that discuss the matter to be presented at the special meeting.

The Board of Directors has approved the close of business on November 2, 2015 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the special meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on the record date are entitled to notice of, and to vote at, the special meeting. A complete list of our shareholders entitled to vote at the special meeting will be available for examination at our offices in Houston, Texas during ordinary business hours from November 2, 2015 through the date of the special meeting.

All shareholders are cordially invited to attend the special meeting. Whether or not you expect to attend the special meeting in person, please submit a proxy as soon as possible. In order to submit a proxy, use the Internet as described on the enclosed proxy card, or complete, date and sign the enclosed proxy card and return it in the enclosed envelope, which requires no additional postage if mailed in the United States. If you attend the meeting, and if you so choose, you may withdraw your proxy and vote in person. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Please review the Proxy Statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting. You may revoke your proxy at any time before it is voted.

Peter Ntephe

Chief Executive Officer

ERHC ENERGY, INC.
5444 Westheimer Road, Ste. 1440
Houston, Texas 77056
(713) 626-4700

NOTICE OF SPECIAL MEETING

To the Holders of Shares of Common Stock:

Notice is hereby given of a special meeting of the shareholders of ERHC Energy Inc. (the “Company”), to be held:

TIME	•	3:00 P.M. (Houston local time), on December 15, 2015

PLACE	•	Norris Conference Centers - Houston/Westchase 9990 Richmond Ave., South Bldg., Ste. 102 Houston, Texas 77042

PURPOSES	•	The adoption of a one hundred-for-one reverse stock split (“Proposal No. 1”); and

	•	To transact any other business within the purpose described in this notice that properly comes before the special meeting or any adjournment of the special meeting.

RECORD DATE	You can vote if you were a shareholder of record at the close of business on November 2, 2015

PROXY VOTING
It is important that your shares be represented and voted at the Special Meeting of Shareholders. Please MARK, SIGN, DATE, AND RETURN PROMPTLY the enclosed proxy card in the postage-paid envelope furnished for that purpose, or in certain cases you can vote your shares by following the instructions set forth in the enclosed proxy card. See also details under the headings entitled: “How can I vote my shares without attending the special meeting?” or “How can I vote my shares in person at the special meeting?” in our Proxy Statement.

ELECTRONIC AVAILABILITY OF PROXY MATERIALS	We are making this the Notice of a Special Meeting, together with the Proxy Statement, available on our company website at: http://www.erhc.com/secfilings/

By order of the Board of Directors,

Dated: October 13, 2015

ERHC ENERGY, INC.
5444 Westheimer Road, Ste. 1440
Houston, Texas 77056
(713) 626-4700

PROXY STATEMENT

FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 15, 2015

QUESTIONS AND ANSWERS RELATING TO THE SPECIAL MEETING

Why am I receiving these proxy materials?

We are providing this Proxy Statement for the purpose of soliciting proxies by the Board of Directors of ERHC Energy, Inc., a Colorado corporation (the “Company”), for a special meeting of shareholders (the “Special Meeting”). The Special Meeting will be held at Norris Conference Centers - Houston/Westchase, 9990 Richmond Ave., South Bldg., Ste. 102, Houston, Texas 77042, at 3:00 p.m. (Houston local time) on December 15, 2015, unless adjourned or postponed. The Company is making this solicitation by mail and it will pay all costs associated with this solicitation. When you see the term “ERHC” it refers to the Company.

The attached Notice of Special Meeting (the “Notice”), this Proxy Statement and enclosed proxy card are being mailed to the Company's shareholders starting on or about November 11, 2015. The mailing address for return of the proxy card is c/o Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive. South, Suite 430, Denver, Colorado 80209.

Which shareholders are entitled to vote at the Special Meeting?

You are entitled to the Notice, to vote your shares and attend the Special Meeting, only if you were an ERHC shareholder or joint holder at the close of business on November 2, 2015 (the “Record Date”), or you hold a valid proxy for the Special Meeting. As of the Record Date, there were 2,979,683,870 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter properly brought before the Special Meeting. No other class of securities is entitled to vote at the Special Meeting.

What do I need to present to attend admission to the Special Meeting?

You will need to present photo identification to enter the Special Meeting. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the Record Date prior to your admission to the Special Meeting. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting. If you have any questions about attending the Special Meeting, you may contact the Company’s Corporate Secretary at 713-626-4700. ONLY “SHAREHOLDERS OF RECORD” WILL BE ALLOWED TO VOTE AT THE SPECIAL MEETING.

What is the difference between holding shares as a shareholder on the Record Date (a “shareholder of record”) and being a “beneficial owner”?

If your shares of Common Stock are registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, you are considered the “shareholder of record” of those shares. The Notice, Proxy Statement, and proxy card have been sent directly to you by the Company, or in some cases, by Broadridge Financial Solutions, Inc.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of such shares held in street name. The Notice, Proxy Statement, and proxy card have been forwarded to your broker, bank or other holder of record, who is considered the “shareholder of record” of those shares. As a beneficial owner you may not directly vote the shares held by you at the meeting.

Those of you who are “beneficial owners” and hold your shares of stock in “street name” with a broker, bank or other institution, where those shares are deposited with a depository institution (such as Depository Trust Company or DTC), are not considered the “shareholders of record.” In that case, you may not receive a proxy directly from the Company and you are not eligible to vote in person at the Special Meeting. The Company will notify your depository institution of the upcoming Special Meeting and that institution will issue an omnibus proxy to your broker, bank or other institution holding your securities in “street name.” The omnibus proxy will grant the broker, bank or other institution authority to vote your proxy at the upcoming meeting. You as the “beneficial owner” of the shares of stock to be voted should receive a voting instruction form (VIF) from your broker, bank or other institution that should be used by you to indicate your voting preferences. If you hold your shares in “street name” through your broker, bank or other institution, contact them directly about your voting preferences.

How can I vote my shares in person at the Special Meeting?

You may vote in person, if you are the “shareholder of record,” at the Special Meeting by completing a ballot; however, attending the Special Meeting without completing a ballot will not count as a vote. You may also be represented by another person at the Special Meeting by executing a proper proxy designating that person. Even if you plan to attend the Special Meeting, the Company recommends that you also vote by proxy, as described below, so that your vote will be counted if you later decide not to attend the Special Meeting.

How can I vote my shares without attending the Special Meeting?

If you, as “shareholder of record,” (or your broker, trustee or other nominee in the case of shares held through a broker, trustee or other nominee) submit a properly completed proxy, your shares will be voted as you (or they) direct. However, if you (or they, as the case may be) submit a proxy and do not specify how to vote, ERHC will vote your shares: (1) FOR the adoption of a one hundred-for-one reverse stock split; and (2) in the Company’s discretion as to other business that is properly brought before the Special Meeting or any adjournment or postponement of the Special Meeting.

If you are the “shareholder of record,” you may vote your shares at the Special Meeting by one of the following means:

By Mail. Complete, sign and date the proxy card you received and return it in the prepaid envelope. If the prepaid envelope is missing, please mail your completed proxy card to the Company’s stock transfer agent – Corporate Stock Transfer at 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209. All mailed proxies must be received by the Company’s stock transfer agent on or before 5:00 p.m. (Denver local time) on December 14, 2015. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board of Directors.

Online. Follow the online voting instructions on the proxy card. All online votes must be received by the Company’s transfer agent on or before 5:00 p.m. (Denver local time) on December 14, 2015.

Proxies submitted online over the internet are treated in the same manner as if the shareholder had signed, dated and returned the proxy card by mail. Therefore, shareholders of record electing to vote online by the internet should not return their proxy cards by mail.

How are the votes counted?

The Company will appoint one or more inspectors of election to conduct the voting at the Special Meeting. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each share, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The inspectors will tabulate the number of votes cast for, against or withheld (abstained).

One-third of the Common Stock outstanding and entitled to vote at the Special Meeting must be present in person or represented by proxy in order to constitute a quorum. Each share represented at the Special Meeting, in person or by proxy, will be counted towards a quorum. Votes “withheld” or “abstaining” from voting will be counted for quorum purposes. Broker “non-votes” are likewise counted in determining whether a quorum is present. A “broker non-vote” occurs when a broker, bank or nominee that holds shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.

The affirmative vote of a majority of the total votes cast by the holders of the shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and entitled to vote is required to approve the proposal for the adoption of a one hundred-for-one reverse stock split.

With respect to the proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Only votes cast “FOR” a specific proposal constitute affirmative votes. If you elect to abstain, the abstention will have no effect on the voting. Likewise, broker non-votes will have no effect on the proposal. If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you vote by proxy card and sign the card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (see “What is the Board of Directors’ Recommendation” below).

Can I revoke my proxy?

If you are a “shareholder of record,” you can revoke your proxy at any time before it is voted at the Special Meeting by:

•	Timely submitting a valid new proxy with a later date by mail; or
•	Attending the Special Meeting and voting by ballot, in person; or
•	Timely sending written notice of revocation to Corporate Stock Transfer at 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.

If you are a “beneficial owner,” you may submit new voting instructions by contacting your bank, broker or other holder of record and having them timely submit a revocation or change.

Who will bear the cost of soliciting votes at the Special Meeting?

The Company is making this solicitation and the cost of preparing, printing, and mailing the Notice of Special Meeting, Proxy Statement and proxy card are borne entirely by the Company. Proxy solicitation other than by use of the mail may be made on the Company’s behalf, by directors, officers, or employees of the Company by telephone, in person or by electronic or facsimile transmission. Those directors, officers or employees of the Company will not receive any additional compensation for such solicitation activities. Additionally, banks, brokerage houses, custodians, nominees, and fiduciaries are requested to forward soliciting material to their principal(s) and to obtain authorization for the execution of proxies.

What happens if additional matters are presented at the Special Meeting?

Other than the items of business described in this Proxy Statement the Company is not aware of any other business to be acted upon at the Special Meeting. If other business with the purpose described in this Proxy Statement is properly presented for consideration at the Special Meeting, the persons named in your proxy card will have the discretion to vote on those matters for you.

What is the Board of Directors’ recommendation?

The Board of Directors recommend a vote FOR Proposal No. 1, for the adoption of a one hundred-for-one reverse stock split.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 15, 2015

ERHC is making this Notice of Special Meeting of Shareholders including the Proxy Statement available on the Company’s website at http://www.erhc.com/secfilings/. All votes must be submitted in accordance with the proxy procedures set forth herein.

PROPOSAL NO. 1

ADOPTION OF A ONE HUNDRED-FOR-ONE REVERSE STOCK SPLIT DECREASING THE NUMBER OF ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK

General

The Board approved a resolution to effectuate a 100:1 reverse stock split. Under this reverse stock split each 100 shares of our Common Stock will be automatically converted into 1 share of Common Stock. In the case of holders of less than 100 shares fractional shares shall be issued. The effective date of the reverse stock split will be December 15, 2015.

Purpose and Material Effects of the Reverse Stock Split

The Board of Directors believes that, among other reasons, the number of outstanding shares of our Common Stock and the resulting unit price thereof have contributed to diminished or sub-optimal investor interest in the Company and made it challenging to attract major new investors and potential business partners as well as to pursue strategic capital-raising opportunities and potentially value-enhancing mergers and acquisitions (M&A) activity. The Reverse Stock Split now proposed may therefore result in the attraction of new investment or development of business of the Company for the benefit of the shareholders.

When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following:

A company has 100,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that the company declares a 100 for 1 reverse stock split. After the reverse split, that company will have 1/100 as many shares outstanding, or 1,000,000 shares outstanding. The stock will have a unit market price of $1.00. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he or she will own 100 shares at $1.00 immediately after the split. In either case, his or her stock will be worth $100. He or she is no better off immediately before or after the split.

The Company however expects that the higher unit stock price may make the Company eligible for certain stock-price denominated investment opportunities as well as a more attractive merger target for potential business. Several other conditions, some beyond the control of the Company, have to materialize before the company’s expectations will materialize; no assurance can therefore be given about the outcome of the reverse stock split on the Company’s stock price, operations, capital raising or business development activities.

The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued will be reduced from 2,979,683,870 shares of Common Stock as of September 30, 2015 to approximately 29,796,839 shares (depending on the number of fractional shares that are issued).

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The Reverse Stock Split will not change the proportionate equity holding of our stockholders even though each stockholder will own a fewer number of shares than he or she currently owns. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

While the Reverse Stock Split may result in an increase in the potential market price of our Common Stock, there can be no assurance that the Reverse Stock Split will increase the potential market price of our Common

Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, if the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split.

Furthermore, the possibility exists that potential liquidity of our Common Stock in the market could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of stockholders of the Company who own odd lots (of less than 100 shares). Stockholders who hold odd lots typically may experience an increase in the cost of selling their shares as well as possible greater difficulty in effecting such sales.

Anti-Takeover Effects of the Reverse Stock Split

We have explained above how the Reverse Stock Split may facilitate capital raising, new investment, business development and M&A activity. Without prejudice to the potential of the Reverse Stock Split to achieve those purposes, the Reverse Stock Split may also have the converse consequence.

Management could use the increased number of unissued shares made available by the Reverse Stock Split to make such issuances of shares as would thwart a take-over attempt by any existing shareholder(s) or by new investors.

Notwithstanding the anti-takeover potential of the Reverse Stock Split, management currently has no plans to use the Reverse Stock Split directly or indirectly to thwart or prevent a takeover attempt or other scheme or arrangement intended for the benefit of the shareholders as a whole.

The proposal made hereby is not the result of management’s knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise.

Neither the Company’s charter nor its by-laws presently contain any provisions having anti-takeover effects and this proposal is not a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

As discussed above, the Reverse Stock Split was the subject of a unanimous vote by the Board of Directors approving the Reverse Stock Split. The Company is not aware and has not been advised of any rules or practices on any stock exchange on which the Company’s shares may now or in the future be traded that prevent the listing or authorize the de-listing of any stock by reason only that the Company issuing the stock has carried out a Reverse Stock Split.

Plans, Proposal or Arrangements to Issue Newly Available Shares of Common Stock

The main purpose of completing this Reverse Stock Split is to reduce the number of issued shares of authorized share capital of the Company and thereby increase the number of unissued shares of authorized share capital of the Company. The Company has not entered into any agreements whereby it has agreed to issue the shares that will become available for issuance upon the completion of the Reverse Stock Split.

Required Vote and Board of Directors’ Recommendation

Approval of the proposed Reverse Stock Split will require the affirmative vote of a majority of the total votes cast by the holders of the shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and entitled to vote with respect to Proposal No. 1. The persons named in the accompanying proxy will vote in accordance with the choice specified on the proxy, or, if no choice is properly indicated, in favor of the adoption of Proposal No. 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF PROPOSAL NO. 1.

SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the ownership of the Company’s common stock as of September 30, 2015 by (i) each of the Company’s current Directors, (ii) the Company’s two most highly compensated officers as of the last fiscal year end, or September 30, 2015 (collectively, the “named executive officers”); (iii) each person who, to the Company’s knowledge, beneficially owns more than 5% of outstanding shares of the Company’s common stock; and (iv) all of the Company’s current Directors and named Executive Officers, as a group.

To the Company’s knowledge, except as otherwise indicated in the footnotes to this table and subject to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name.

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)
> 5% Shareholders:
Chrome Oil Services LTD (Sir Emeka Offor)	293,111,096	(2)	9.837%
c/o No 22 Lobito, Wuse II
Abuja, Nigeria

Chrome Energy, LLC (Sir Emeka Offor)	103,305,706	(2)	3.467%
c/o No 22 Lobito Crescent, Wuse II,
Abuja, Nigeria.

Sir Emeka Offor	400,621,802	(2),(3)	13.445%
228B Muri Okunola ST, PO Box 71898 Victoria Island
Lagos, Nigeria

Directors and Named Executive Officers:
Peter Ntephe,
President and Chief Executive Officer(4)	61,887,431		*

Sylvan Odobulu,
Controller(4)	80,464,166		*

Howard Jeter,
Director(4)	1,088,333		*

Friday Oviawe,
Director(4)	546,666		*

Dr. Andrew Uzoigwe,
Director(4)	1,113,333		*

All directors and named executive officer as a group (5 persons)(4)	145,099,929		4.87%
*	Less than three percent.
(1)	At September 30, 2015, a total of 2,979,683,870 shares of our Common Stock were issued and outstanding.
(2)	Represents shares indirectly owned by Sir Emeka Offor, as a result of his ownership of, and exercise of voting and investment control over, each of Chrome Oil Services, Ltd. and Chrome Energy, LLC.
(3)	Includes 4,205,000 shares owned directly by Sir Emeka Offor.
(4)	Address c/o ERHC Energy, Inc., c/o Suite 1440, 5444 Westheimer Road, Houston, TX 77056.

ADDITIONAL INFORMATION

Other Business

The Board of Directors does not know of any matters to be brought before the Special Meeting other than those referred to in the Notice. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the form of proxy to vote the proxy in accordance with their judgment on such matters.

Availability of Documents

Requests for directions to the Special Meeting to vote in person or for copies of this Proxy Statement for the Special Meeting should be directed to the Corporate Secretary, at 5444 Westheimer, Suite 1440, Houston, Texas 77056. Copies of this Proxy Statement for the Special Meeting can also be obtained by calling the Company's public relations agent – DPK Public Relations at (832) 467-2904 or by writing to DPK Public Relations at 957 NASA Parkway, Suite 915, Houston, Texas 77058 or can be accessed at the SEC filings section of the Company website at http://www.erhc.com/secfilings/.

Shareholder Proposals

Shareholder may submit proposals on matters appropriate for shareholder action at the Company’s annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act, as amended. For such proposals to be considered in the Proxy Statement and proxy relating to the Company’s next annual meeting, or 2016 Annual Meeting of Shareholders, they must be received by the Company not later than November 20, 2015. Such proposals must meet all of the requirements of the SEC to be eligible for inclusion in the Company’s 2013 proxy materials. Such proposals should be directed to ERHC Energy, Inc., 5444 Westheimer Road, Suite 1440, Houston, Texas 77056; Attention: Corporate Secretary. In order for a shareholder proposal that is not requested to be included in a Proxy Statement and proxy relating to the 2016 Annual Meeting of Shareholders to be brought before the Company’s 2016 Annual Meeting of Shareholders, the proposal must be submitted on or after November 20, 2015 but no later than January 31, 2015, to the same address. Proposals by shareholders may be considered untimely if the Company has not received notice of the proposal at least 45 days prior to the mailing of the proxy materials.

Houston, Texas
October 13, 2015

Order of the Board of Directors,

/s/ Peter Ntephe

By: Peter Ntephe
Title: President and Chief Executive Officer

ERHC ENERGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Peter Ntephe and Sylvan Odobulu, or either of them, as proxy, with full power of substitution, to represent the undersigned at the special meeting of shareholders to be held at Norris Conference Centers - Houston/Westchase, 9990 Richmond Ave., South Bldg., Ste. 102, Houston, Texas 77042 on December 15, 2015 at 3:00 p.m. local time, and at any adjournments thereof, and to vote the shares that undersigned would be entitled to vote if personally presented, as indicated on the reverse side.

(Continued and to be signed on the reverse side.)

14475

SPECIAL MEETING OF SHAREHOLDERS OF

ERHC ENERGY, INC.

DECEMBER 15, 2015

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

🡻 Please detach along perforated line and mail in the envelope provided. 🡻

[20700000000000000000 1 071007]

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR

☐ AGAINST

☐ ABSTAIN

The shares of common stock represented by this proxy will be voted as directed. However, if no direction is given, the shares of common stock will be voted FOR Proposal No. 1 for the reverse stock split.

An abstention or “broker non-vote” will have no effect on the voting on the Amendments.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

If any other business with the purpose described in the Proxy Statement is properly presented at the special meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Signature of Shareholder] Date:] Signature of Shareholder] Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.